UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2010. The net asset value (NAV) at that date was $11.46 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $10.23.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2010
Cohen & Steers Total Return Realty Fund at Market Value[a]	8.14%
Cohen & Steers Total Return Realty Fund at Net Asset Value[a]	6.03%
FTSE NAREIT Equity REIT Index[b]	5.56%
S&P 500 Index[b]	–6.65%
Blended benchmark—80% FTSE NAREIT Equity REIT Index, 20% BofA Merrill Lynch REIT Preferred Index[b]	5.97%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

The Fund may pay distributions in excess of its investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The BofA Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

U.S. real estate stocks made gains across virtually all sectors in the first six months of 2010. The group began to rise in February as fourth-quarter 2009 earnings generally met expectations and indicated stabilization in occupancies and rents. REITs gave back some ground when risk factors, such as Europe's sovereign debt crisis, weighed on capital markets. They nonetheless outperformed the broad U.S. equity market by a wide margin for the period; the FTSE NAREIT Equity REIT Index had a total return of +5.6% for the year through June 30, compared with –6.7% for the S&P 500 Index.

Apartment companies were top performers

The apartment sector (which had a total return of +16.3% for the period)c benefited from improved pricing power due to growth in employment that encouraged household formation, which subsequently led to demand for apartment units. The hotel sector (+10.8%) was another top performer. Revenue per available room began to grow again and signaled that a sustainable recovery might be at hand.

Regional malls (+6.0%) also outperformed, led by highly leveraged companies that recapitalized. Shopping centers (+3.2%), which tend to have more stable anchor tenants such as grocery stores, lagged in the cyclical recovery.

The office sector (+0.8%) had mixed performance. Offices in major city centers have seen a trough in occupancies and fewer rent concessions, and in certain cases have even started to raise rents. Companies in suburban markets generally struggled, primarily due to lack of demand from tenants. The industrial sector (–13.8%) was the only sector to end the period in negative territory. ProLogis, the largest weight in the sector, had disappointing earnings and was pressured by concerns over its exposure to Europe.

REIT preferreds continued to rally

Following a strong rebound in 2009, preferred securities issued by real estate companies had a total return of +6.9% in the period as measured by the BofA Merrill Lynch REIT Preferred Index. In addition to favorable earnings, the group benefited from a continued flow of real estate equity and bond deals, which supported REITs' credit improvements.

c  Sector returns in USD as measured by the FTSE NAREIT Equity REIT Index. Past performance does not guarantee future results. This information is not representative of any Cohen & Steers account and no such account will seek to replicate an index. You cannot invest directly in an index.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Acquisitions and IPO activity picked up

There was acceleration in earnings-accretive acquisition announcements, a development we have been expecting. Ventas, a REIT that operates senior housing and health care properties in the United States and Canada, acquired a portfolio of 95 medical office buildings and ambulatory facilities at a price between $300 million and $400 million. The transaction gave Ventas a 100% interest in some of the properties and joint venture interests in the others, which could result in significant value creation over time.

After a few quiet months, the initial public offering (IPO) market for REITs picked up again in June. Long Angeles-based Hudson Pacific sold 12.8 million shares priced at $17. The company owns a $500 million pool of well-located office and media assets, principally in Southern California.

Fund performance

The Fund's market price rose +8.1% in the period. This reflected a general narrowing in closed-end funds' discounts to their underlying net asset values. Discounts for most funds narrowed considerably in 2009, and some further narrowing occurred in the first half of 2010.

The Fund's performance on a NAV basis compared to its benchmark was aided by our overweight in the apartment sector. We believe that apartments will be the main beneficiaries of household formation over the next year. Our underweight and stock selection in the office sector also contributed to performance.

Our overweight in the industrial sector, most specifically ProLogis, hampered performance. The stock declined in part due to concerns over its European property exposure. That notwithstanding, we believe the company is attractive and is experiencing positive momentum in Europe, where its build-to-suit activity is still strong.

Stock selection in the health care sector (which had a total return of +4.9% within the index) also detracted—notably, our out-of-index allocation to Brookdale Senior Living. Unlike more traditional net lease health care companies, Brookdale's underlying fundamentals are more dependent on a healthy economy—specifically, strong employment and a stable housing market. Brookdale was also affected by a large equity offering by existing shareholders.

The Fund's allocation to REIT preferred securities helped its performance against the NAREIT index, as they outpaced REIT common shares in the period. The allocation had a more neutral effect on relative performance compared with the Fund's blended benchmark.

Investment Outlook

We expect the economy and jobs picture to improve through the rest of 2010, although the potential magnitude of the recovery is unclear. There will likely be statistical aberrations, both high and low, with respect to employment and other critical data. Nonetheless, we believe the cyclical upturn will continue, albeit at a more

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

moderate pace. Even modest economic growth should allow for single-digit earnings growth among REITs, with even higher rates of dividend growth as REIT payout ratios move up from historically low levels.

The trend of companies making purchases that are accretive to earnings and net asset value could gain further momentum, in our view. At the same time, we have been witnessing a recovery in fundamentals in certain sectors. Combined with what we believe will be low single-digit U.S. GDP growth in 2010, the onset of the acquisition and fundamental recovery stages for REITs should be a positive long-term development.

With respect to REIT preferred securities, we believe their yields remain attractive on an absolute and relative basis. As of June 30, 2010, investment-grade REIT preferred securities had an average yield of 7.3%, compared with yields of 4.3% for investment-grade corporate bonds and 3.0% for the 10-year Treasury. With interest rates generally expected to stay low for an extended period, preferreds should remain appealing to investors seeking high and stable levels of high-quality income.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

THOMAS N. BOHJALIAN

Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

JUNE 30, 2010

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$9,476,658	8.8%
Equity Residential	3,826,258	3.6
Public Storage	3,236,319	3.0
ProLogis	3,139,115	2.9
Vornado Realty Trust	3,012,032	2.8
Boston Properties	2,842,542	2.6
Macerich Co.	2,523,877	2.3
Kimco Realty Corp.	2,355,683	2.2
AvalonBay Communities	2,164,690	2.0
Host Hotels & Resorts	2,135,960	2.0

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2010 (Unaudited)

		Number of Shares	Value
COMMON STOCK	78.8%
FINANCIAL—BANK	0.2%
SJB Escrow Corp., Class A, 144Aa,b,c,d		11,400	$228,000
REAL ESTATE	78.6%
DIVERSIFIED	5.0%
Duke Realty Corp.		58,845	667,891
Forest City Enterprises[c]		86,049	974,075
Great Eagle Holdings Ltd. (Hong Kong)[d]		96,367	245,220
Lexington Realty Trust		74,279	446,417
Vornado Realty Trust		41,289	3,012,032
			5,345,635
HEALTH CARE	8.2%
Assisted Living Concepts[c]		16,748	495,573
Brookdale Senior Living[c]		89,641	1,344,615
Cogdell Spencer		77,600	524,576
Emeritus Corp.[c]		45,452	741,322
HCP		48,967	1,579,186
Health Care REIT		39,053	1,644,912
LTC Properties		32,806	796,202
Nationwide Health Properties		46,754	1,672,391
			8,798,777
HOTEL	6.4%
Chesapeake Lodging Trust[c]		12,667	200,392
Hersha Hospitality Trust		223,286	1,009,253
Hospitality Properties Trust		64,884	1,369,052
Host Hotels & Resorts		158,454	2,135,960
Hyatt Hotels Corp.[c]		10,583	392,523
Strategic Hotels & Resorts[c]		242,364	1,063,978
Sunstone Hotel Investors[c]		75,563	750,341
			6,921,499

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
INDUSTRIAL	3.1%
ProLogis		309,883	$3,139,115
Segro PLC (United Kingdom)[d]		56,979	214,835
			3,353,950
MORTGAGE	0.4%
MFA Financial		60,055	444,407
OFFICE	11.1%
BioMed Realty Trust		49,132	790,534
Boston Properties		39,845	2,842,542
BR Properties SA (Brazil)		78,300	557,427
Brookfield Properties Corp. (Canada)		56,211	789,203
Douglas Emmett		83,338	1,185,066
Hongkong Land Holdings Ltd. (USD) (Singapore)[d]		104,200	515,063
Hudson Pacific Properties[c]		26,988	465,543
Kilroy Realty Corp.		17,025	506,153
Liberty Property Trust		57,568	1,660,837
Mack-Cali Realty Corp.		35,206	1,046,674
SL Green Realty Corp.		28,584	1,573,263
			11,932,305
OFFICE/INDUSTRIAL	1.4%
PS Business Parks		26,065	1,453,906
RESIDENTIAL	14.3%
APARTMENT	13.2%
Apartment Investment & Management Co.		59,494	1,152,399
Associated Estates Realty Corp.		84,418	1,093,213
AvalonBay Communities		23,184	2,164,690
BRE Properties		50,917	1,880,365
Colonial Properties Trust		39,481	573,659
Education Realty Trust		90,792	547,476
Equity Residential		91,889	3,826,258
Essex Property Trust		5,955	580,851
Home Properties		12,300	554,361

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
Post Properties		21,566	$490,195
UDR		70,689	1,352,280
			14,215,747
MANUFACTURED HOME	1.1%
Equity Lifestyle Properties		24,414	1,177,487
TOTAL RESIDENTIAL			15,393,234
SELF STORAGE	4.4%
Public Storage		36,814	3,236,319
Sovran Self Storage		22,644	779,633
U-Store-It Trust		97,692	728,782
			4,744,734
SHOPPING CENTER	19.9%
COMMUNITY CENTER	8.2%
Developers Diversified Realty Corp.		178,667	1,768,803
Kimco Realty Corp.		175,274	2,355,683
Ramco-Gershenson Properties Trust		65,370	660,237
Regency Centers Corp.		43,657	1,501,801
Tanger Factory Outlet Centers		14,000	579,320
Urstadt Biddle Properties—Class A		32,200	519,386
Weingarten Realty Investors		77,109	1,468,926
			8,854,156
FREE STANDING	0.5%
Excel Trust[c]		44,619	535,428
REGIONAL MALL	11.2%
Macerich Co.		67,628	2,523,877
Simon Property Group		117,358	9,476,658
			12,000,535
TOTAL SHOPPING CENTER			21,390,119

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
SPECIALTY	4.4%
Digital Realty Trust		33,535	$1,934,299
DuPont Fabros Technology		20,082	493,214
Rayonier		41,030	1,806,140
Weyerhaeuser Co.		12,820	451,264
			4,684,917
TOTAL REAL ESTATE			84,463,483
TOTAL COMMON STOCK (Identified cost—$72,108,379)			84,691,483
PREFERRED SECURITIES—$25 PAR VALUE	17.9%
BANK	0.2%
Synovus Financial Corp., 8.25%, due 5/15/13, Series tMED		9,400	232,462
BANK—FOREIGN	0.5%
National Westminster Bank PLC, 7.76%, Series C		29,358	546,646
INSURANCE	0.8%
Allianz SE, 8.375%		10,250	259,774
ING Groep N.V., 7.375%		15,000	281,550
ING Groep N.V., 8.50%		12,000	261,120
			802,444
INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		10,034	250,549
REAL ESTATE	16.2%
DIVERSIFIED	4.0%
Capital Lease Funding, 8.125%, Series A		20,000	478,200
Cousins Properties, 7.75%, Series A		26,725	607,192
Duke Realty Corp., 6.95%, Series M		9,993	216,149
Duke Realty Corp., 8.375%, Series O		14,000	360,360
Forest City Enterprises, 7.375%, due 2/1/34		30,000	616,500
Lexington Realty Trust, 6.50%, Series C ($50 par value)		24,900	887,809
Lexington Realty Trust, 7.55%, Series D		16,500	338,250
Vornado Realty Trust, 6.625%, Series G		19,975	425,867
Vornado Realty Trust, 6.625%, Series I		14,732	316,149
			4,246,476

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
HEALTH CARE	0.3%
Health Care REIT, 7.625%, Series F		14,100	$346,155
HOTEL	0.7%
Hospitality Properties Trust, 7.00%, Series C		16,000	352,800
LaSalle Hotel Properties, 7.25%, Series G		8,900	194,465
Sunstone Hotel Investors, 8.00%, Series A		8,225	193,699
			740,964
INDUSTRIAL	1.1%
AMB Property Corp., 6.75%, Series M		26,684	600,523
ProLogis Trust, 6.75%, Series F		30,000	583,500
			1,184,023
OFFICE	0.7%
BioMed Realty Trust, 7.375%, Series A		32,800	800,320
OFFICE/INDUSTRIAL	0.7%
PS Business Parks, 6.70%, Series P		33,538	746,221
RESIDENTIAL—APARTMENT	3.1%
Alexandria Real Estate Equities, 7.00%, Series D		55,000	1,191,850
Apartment Investment & Management Co., 9.375%, Series G		40,200	1,017,060
Apartment Investment & Management Co., 7.75%, Series U		50,000	1,152,000
			3,360,910
SHOPPING CENTER	4.6%
COMMUNITY CENTER	3.3%
Developers Diversified Realty Corp., 8.00%, Series G		30,000	683,400
Developers Diversified Realty Corp., 7.375%, Series H		19,900	410,139
Kimco Realty Corp., 7.75%, Series G		15,025	382,086
Regency Centers Corp., 7.25%, Series D		19,020	438,982
Saul Centers, 8.00%, Series A		18,700	468,996
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[a]		4,000	417,900
Weingarten Realty Investors, 6.50%, Series F		34,028	741,810
			3,543,313

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	1.3%
CBL & Associates Properties, 7.75%, Series C		16,000	$356,800
CBL & Associates Properties, 7.375%, Series D		24,998	532,207
Simon Property Group, 8.375%, Series J ($50 par value)[a]		8,031	468,810
			1,357,817
TOTAL SHOPPING CENTER			4,901,130
SPECIALTY	1.0%
Digital Realty Trust, 7.875%, Series B		11,182	280,556
Entertainment Properties Trust, 9.00%, Series E		30,000	771,000
			1,051,556
TOTAL REAL ESTATE			17,377,755
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$17,947,596)			19,209,856
PREFERRED SECURITIES—CAPITAL SECURITIES INSURANCE—PROPERTY CASUALTY	1.2%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ab		1,000,000	830,000
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ab		390,000	425,100
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$1,353,412)			1,255,100
		Principal Amount
CORPORATE BONDS	0.4%
REAL ESTATE—INDUSTRIAL
ProLogis, 7.375%, due 10/30/19 (Identified cost—$314,368)		$500,000	490,497

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.04%[e]		850,014	$850,014
State Street Institutional Liquid Reserves Fund, 0.21%[e]		850,058	850,058
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,700,072)			1,700,072
TOTAL INVESTMENTS (Identified cost—$93,423,827)	99.9%		107,347,008
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		89,015
NET ASSETS (Equivalent to $11.46 per share based on 9,374,179 shares of common stock outstanding)	100.0%		$107,436,023

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 1.0% of net assets of the Fund.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.4% of net assets of the Fund.

c  Non-income producing security.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 1.1% of net assets of the Fund, including 0.9% which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

e  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$93,423,827)	$107,347,008
Cash	21,461
Receivable for dividends and interest	449,710
Other assets	14,538
Total Assets	107,832,717
LIABILITIES:
Payable for:
Dividends declared	145,273
Investment securities purchased	95,684
Investment advisory fees	64,987
Directors' fees	244
Other liabilities	90,506
Total Liabilities	396,694
NET ASSETS	$107,436,023
NET ASSETS consist of:
Paid-in-capital	$90,125,005
Dividends in excess of net investment income	(960,864)
Accumulated undistributed net realized gain	4,348,997
Net unrealized appreciation	13,922,885
$107,436,023
NET ASSET VALUE PER SHARE:
($107,436,023 ÷ 9,374,179 shares outstanding)	$11.46
MARKET PRICE PER SHARE	$10.23
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(10.73)%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividend income	$1,684,841
Interest income	79,340
Total Income	1,764,181
Expenses:
Investment advisory fees	382,622
Shareholder reporting expenses	30,995
Custodian fees and expenses	27,981
Professional fees	25,545
Administration fees	18,129
Transfer agent fees and expenses	10,946
Directors' fees and expenses	3,611
Miscellaneous	17,227
Total Expenses	517,056
Net Investment Income	1,247,125
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,706,546
Options	38,976
Foreign currency transactions	(16,080)
Net realized gain	6,729,442
Net change in unrealized appreciation (depreciation) on:
Investments	(1,866,205)
Foreign currency translations	(224)
Net change in unrealized appreciation (depreciation)	(1,866,429)
Net realized and unrealized gain	4,863,013
Net Increase in Net Assets Resulting from Operations	$6,110,138

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2010 (Unaudited)

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Change in Net Assets:
From Operations:
Net investment income	$1,247,125	$2,998,980
Net realized gain	6,729,442	20,415
Net change in unrealized appreciation (depreciation)	(1,866,429)	26,357,668
Net increase in net assets resulting from operations	6,110,138	29,377,063
Dividends and Distributions to Shareholders from:
Net investment income	(2,343,546)	(3,397,001)
Tax return of capital	—	(1,522,086)
Total dividends and distributions to shareholders	(2,343,546)	(4,919,087)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	—	93,884
Total increase in net assets	3,766,592	24,551,860
Net Assets:
Beginning of period	103,669,431	79,117,571
End of period[a]	$107,436,023	$103,669,431

a  Includes dividends in excess of net investment income and undistributed net investment income of $960,864 and $135,557, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	Year ended December 31,
Per Share Operating Performance:	June 30, 2010	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.06	$8.45	$13.93	$19.74	$18.01	$19.72
Income from investment operations:
Net investment income	0.13	0.36	0.44	0.52 [a]	0.52	0.49 [b]
Net realized and unrealized gain (loss)	0.52	2.78	(4.58)	(3.64)	4.16	0.67
Total income (loss) from investment operations	0.65	3.14	(4.14)	(3.12)	4.68	1.16
Less dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.37)	(0.41)	(0.52)	(0.53)	(0.49)
Net realized gain	—	—	(0.18)	(1.52)	(2.02)	(1.90)
Tax return of capital	—	(0.16)	(0.76)	(0.65)	(0.40)	(0.48)
Total dividends and distributions to shareholders	(0.25)	(0.53)	(1.35)	(2.69)	(2.95)	(2.87)
Anti-dilutive effect from the issuance of shares	—	0.00 [c]	0.01	—	—	—
Net increase (decrease) in net asset value	0.40	2.61	(5.48)	(5.81)	1.73	(1.71)
Net asset value, end of period	$11.46	$11.06	$8.45	$13.93	$19.74	$18.01
Market value, end of period	$10.23	$9.68	$7.35	$13.19	$20.32	$18.53
Total net asset value return[d]	6.03%[e]	40.21%	–32.15%	–15.92%	26.68%	5.37%
Total market value return[d]	8.14%[e]	41.08%	–37.72%	–22.60%	26.74%	6.25%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$107.4	$103.7	$79.1	$128.8	$182.6	$166.5
Ratio of expenses to average daily net assets	0.95%[f]	1.13%	1.00%	0.92%	0.88%	0.91%
Ratio of net investment income to average daily net assets	2.28%[f]	3.79%	3.62%	2.48%	2.70%	2.56%
Portfolio turnover rate	56%[e]	101%	33%	29%	18%	15%

a  5.6% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is maximum total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below:

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Bank	$228,000	$—	$—	$228,000
Common Stock—Real Estate— Diversified	5,345,635	5,100,415	245,220	—
Common Stock—Real Estate—Industrial	3,353,950	3,139,115	214,835	—
Common Stock—Real Estate—Office	12,425,519	11,910,456	515,063	—
Common Stock—Other Industries	63,338,379	63,338,379	—	—
Preferred Securities—$25 Par Value—Insurance	802,444	542,670	259,774	—
Preferred Securities—$25 Par Value—Other Industries	18,407,412	18,407,412	—	—
Preferred Securities—Capital Securities	1,255,100	—	1,255,100	—
Corporate Bonds	490,497	—	490,497	—
Money Market Funds	1,700,072	—	1,700,072	—
Total Investments	$107,347,008	$102,438,447	$4,680,561	$228,000

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2009	$—
Purchases	228,000
Balance as of June 30, 2010	$228,000

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 common stock has been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write put or covered call options on an index or a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2010, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment advisory agreement, the Fund pays the advisor an investment advisory fee, accrued daily and paid monthly, at an annual rate of 0.70% of the Fund's average daily net assets.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $983 from the Fund for the six months ended June 30, 2010.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2010, totaled $60,851,660 and $61,745,742, respectively.

Transactions in options written during the six months ended June 30, 2010, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2009	—	$—
Options written	1,512	90,870
Options expired	(378)	(16,755)
Options terminated in closing transactions	(572)	(31,474)
Options exercised	(562)	(42,641)
Options outstanding at June 30, 2010	—	$—

Note 4. Income Tax Information

As of June 30, 2010, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$16,556,177
Gross unrealized depreciation	(2,632,996)
Net unrealized appreciation	$13,923,181
Cost for federal income tax purposes	$93,423,827

As of December 31, 2009, the Fund had a net capital loss carryforward of $1,842,221, which will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2010 and the year ended December 31, 2009, the Fund issued 0 and 15,726 shares of common stock, respectively, for the reinvestment of dividends.

On December 15, 2009, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's shares outstanding ("Share Repurchase Program") through

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the fiscal year ended December 31, 2010. During the six months ended June 30, 2010 and the year ended December 31, 2009, the Fund did not effect any repurchases.

Note 6. Derivative Investments

The following table presents the effect of derivatives held during the six months ended June 30, 2010, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2010 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$38,976	—

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on May 13, 2010. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	7,849,407.260	465,089.417
Richard J. Norman	7,859,506.225	454,990.452
Frank K. Ross	7,851,931.984	462,564.693

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2010) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (09/27/93)	One Year	Five Years	Ten Years	Since Inception (09/27/93)
53.98%	1.56%	10.14%	9.18%	49.70%	–0.88%	8.89%	7.98%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on June 22-23, 2010, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2011 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund and the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and a blended benchmark. The Board of Directors further considered that the Fund is the only unleveraged, closed-end U.S. real estate fund, making quantitative comparisons among the Peer Funds difficult and that in light of this the independent data provider compared the Fund to leveraged closed-end funds investing significantly in non-U.S. real estate securities. The Board of Directors noted that the Fund outperformed the Peer Funds' median for the year-to-date, one- and three-year periods ended March 31, 2010 (the Fund was the only fund in its peer group with a five- and ten-year performance record) . The Board of Directors also noted that the Fund outperformed both the benchmark and the blended benchmark for the one-, three- and ten-year periods ended March 31, 2010, underperformed the benchmark and outperformed the blended benchmark for the year-to-date period and outperformed the benchmark and underperformed the blended benchmark for the five-year period. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor's performance in managing other real estate funds. Due to the limited number of Peer Funds, the Board of Directors further considered the Fund's performance across all periods versus a group of open-end funds compiled by the Investment Advisor. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services provided and profits realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual advisory fees and the Fund's net expense ratio compared to the medians of the Peer Funds, noting that the Fund was lower than the Peer Fund medians across all categories. The Board of Directors further considered the Fund's actual and contractual advisory fees and net expense ratio versus a group of five open-end funds compiled by the Investment Advisor, noting that the Fund's actual and contractual advisory fees were each lower than the medians, while the net expense ratio was at the median. The Board of Directors concluded that the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors noted that, due to decreased asset levels as a result of market decline, the Fund was not profitable to the Investment Advisor in 2009. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Investment Advisory Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Investment Advisory Agreement to the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided or proposed to be provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return and high current income and capital appreciation, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

  *  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RFI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2010

RFISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date:	September 3, 2010